                                  EXHIBIT 24.1

                                POWER OF ATTORNEY

                                  EXHIBIT 24.1

                                POWER OF ATTORNEY

Each person whose signature appears below hereby authorizes Daniel J. Doyle or Gayle Graham and either of them, as attorney-in-fact, to sign in his or her behalf, individually and in each capacity stated below, and to file this Registration Statement on Form S-8 and all amendments and/or supplements to this Registration Statement on Form S-8.

/s/ Daniel J. Doyle                  Director, Principal Executive      December 20, 2000
----------------------------------             Officer
Daniel J. Doyle

/s/ David E. Cook,                   Director                           December 20, 2000
----------------------------------
David E. Cook

/s/ Sidney B. Cox                    Director                           December 20, 2000
----------------------------------
Sidney B. Cox

/s/ Daniel N. Cunningham             Director                           December 20, 2000
----------------------------------
Daniel N. Cunningham

/s/ Steven D. Mcdonald               Director                           December 20, 2000
----------------------------------
Steven D. McDonald

/s/ Louis Mcmurray                   Director                           December 20, 2000
----------------------------------
Louis McMurray

/s/ Wanda Lee Rogers                 Director                           December 20, 2000
----------------------------------
Wanda Lee Rogers

/s/ William S. Smittcamp             Director                           December 20, 2000
----------------------------------
William S. Smittcamp

/s/ Yoshito Takahashi                Director                           December 20, 2000
----------------------------------
 Yoshito Takahashi

/s/ Joseph B. Weirick                Director                           December 20, 2000
----------------------------------
Joseph B. Weirick

                                     Principal Accounting Officer
----------------------------------   and Principal Financial Officer
Gayle Graham